                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X

                              --------------------

                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

A NATIONAL BANKING ASSOCIATION                                  36-0899825
                                                             (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

   1 BANK ONE PLAZA, CHICAGO, ILLINOIS                           60670-0126
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                         BANK ONE, NATIONAL ASSOCIATION
                        1 BANK ONE PLAZA, SUITE IL1-0126
                          CHICAGO, ILLINOIS 60670-0126
              ATTN: STEVEN M. WAGNER, LAW DEPARTMENT (312) 407-1819
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                              --------------------
                    CATERPILLAR FINANCIAL ASSET TRUST 2001-A
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                               PENDING
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

C/O CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, AS OWNER TRUSTEE
             C/O JP MORGAN CHASE
       500 STANTON CHRISTIANA ROAD, OPS4
                  3RD FLOOR
              NEWARK, DELAWARE                                           19713
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

                    CATERPILLAR FINANCIAL FUNDING CORPORATION
      (EXACT NAME OF DEPOSITOR OF THE OBLIGOR AS SPECIFIED IN ITS CHARTER)


            NEVADA                                               PENDING
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)


         GREENVIEW PLAZA
 4040 S. EASTERN AVENUE, SUITE 344
         LAS VEGAS, NEVADA                                         89121
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


           CATERPILLAR FINANCIAL ASSET TRUST 2001-A ASSET BACKED NOTES
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.        GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
               TRUSTEE:

               (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

               Comptroller of Currency, Washington, D.C.; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

               (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

               The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

               No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

               1. A copy of the articles of association of the trustee now in effect.*

               2. A copy of the certificates of authority of the trustee to commence business.*

               3. A copy of the authorization of the trustee to exercise corporate trust powers.*

               4.  A copy of the existing by-laws of the trustee.*

               5.  Not Applicable.

               6. The consent of the trustee required by Section 321(b) of the Act.

               7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

               8.  Not Applicable.

               9.  Not Applicable.


        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 6th day of July, 2001.


                          BANK ONE, NATIONAL ASSOCIATION
                          TRUSTEE

                          BY: /S/ STEVEN M. WAGNER
                              ------------------------------------
                              STEVEN M. WAGNER
                              FIRST VICE PRESIDENT


* EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE, NATIONAL ASSOCIATION, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF HOUSEHOLD FINANCE CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-33240).

                                    EXHIBIT 6


                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                          July 6, 2001


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Caterpillar Financial Asset Trust 2001-A and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                       Very truly yours,

                                       BANK ONE, NATIONAL ASSOCIATION


                                       BY: /S/ STEVEN M. WAGNER
                                           -----------------------------
                                               STEVEN M. WAGNER
                                               FIRST VICE PRESIDENT

                                    EXHIBIT 7

Legal Title of Bank:           Bank One, NA                      Call Date: 03/31/01  ST-BK:  17-1630 FFIEC 031
Address:                       1 Bank One Plaza, Ste 0303                                             Page RC-1
City, State  Zip:              Chicago, IL  60670
FDIC Certificate No.:          0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                   DOLLAR AMOUNTS IN THOUSANDS
                                                                                             --------------------------------------
                                                                                                                             BIL
                                                                                             C400           RCFD           MIL THOU
                                                                                             ----           ----           --------
ASSETS
 1.  Cash and balances due from depository institutions (from Schedule RC-A):                RCFD
                                                                                             ----
     a. Noninterest-bearing balances and currency and coin(1) .......................        0081          7,994,185         1.a
     b. Interest-bearing balances(2) ................................................        0071          1,910,093         1.b
 2.  Securities
     a. Held-to-maturity securities(from Schedule RC-B, column A) ...................        1754                  0         2.a
     b. Available-for-sale securities (from Schedule RC-B, column D) ................        1773         23,762,627         2.b
 3.  Federal funds sold and securities purchased under agreements to resell .........        1350         16,702,281         3.
 4.  Loans and lease financing receivables (from Schedule RC-C):
     A. LOANS AND LEASES HELD FOR SALE ..............................................        5369            344,709         4.a
     B. LOANS AND LEASES, NET OF UNEARNED INCOME ....................................        B528         82,078,753         4.b
     c. LESS: Allowance for loan and lease losses ...................................        3128          1,928,789         4.c
     d. LOANS AND LEASES, NET OF UNEARNED INCOME AND ALLOWANCE
     (ITEM 4.b MINUS 4.c) ...........................................................        B529         80,146,964         4.d
 5.  Trading assets (from Schedule RD-D) ............................................        3545          4,915,723         5.
 6.  Premises and fixed assets (including capitalized leases) .......................        2145            766,510         6.
 7.  Other real estate owned (from Schedule RC-M) ...................................        2150             10,983         7.
 8.  Investments in unconsolidated subsidiaries and associated companies
     (from Schedule RC-M) ...........................................................        2130            396,660         8.
 9.  Customers' liability to this bank on acceptances outstanding ...................        2155            224,739         9.
10.  Intangible assets
     A.  GOODWILL ...................................................................        3163            455,924        10.a
     B.  OTHER INTANGIBLE ASSETS (FROM SCHEDULE RC-M) ...............................        0426              4,069        10.b
11.  Other assets (from Schedule RC-F) ..............................................        2160          3,800,668        11.
12.  Total assets (sum of items 1 through 11) .......................................        2170        141,439,135        12.

----------

(1)     Includes cash items in process of collection and unposted debits.

(2)     Includes time certificates of deposit not held for trading.

Legal Title of Bank:           Bank One, NA                       Call Date:  03/31/01 ST-BK:  17-1630 FFIEC 031
Address:                       1 Bank One Plaza, Ste 0303                                              Page RC-2
City, State  Zip:              Chicago, IL  60670
FDIC Certificate No.:          0/3/6/1/8

SCHEDULE RC-CONTINUED

                                                                                                DOLLAR AMOUNTS IN
                                                                                                    THOUSANDS
                                                                                   ------------------------------------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of columns A and C from                 RCON
        Schedule RC-E, part 1) .......................................             2200          54,375,506             13.a
        (1) Noninterest-bearing(1) ...................................             6631          17,419,591             13.a1
        (2) Interest-bearing .........................................             6636          36,955,915             13.a2

     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs              RCFN
        (from Schedule RC-E, part II) ................................             2200          32,455,591             13.b
        (1) Noninterest bearing ......................................             6631             763,957             13.b1
        (2) Interest-bearing .........................................             6636          31,691,634             13.b2
14.  Federal funds purchased and securities sold under agreements
     to repurchase:                                                                RCFD 2800      6,144,086             14
15.  Trading liabilities (from Schedule RC-D) ........................             RCFD 3548      3,957,785             15
16.  OTHER BORROWED MONEY (INCLUDES MORTGAGE INDEBTEDNESS AND
     OBLIGATIONS UNDER CAPITALIZED LEASES) (FROM SCHEDULE RC-M) ......             RCFD 3190     22,957,605             16
17.  Not applicable
18.  Bank's liability on acceptance executed and outstanding .........             2920             224,739             18.
19.  Subordinated notes and debentures ...............................             3200           3,861,811             19.
20.  Other liabilities (from Schedule RC-G) ..........................             2930           8,947,634             20.
21.  Total liabilities (sum of items 13 through 20) ..................             2948         132,924,757             21.
22.  MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES ..................             3000                  26             22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus ...................             3838                   0             23.
24.  Common stock ....................................................             3230             200,858             24.
25.  Surplus (exclude all surplus related to preferred stock) ........             3839           5,493,189             25.
26.  a. Retained earnings ............................................             3632           2,827,092             26.a
     b. ACCUMULATED OTHER COMPREHENSIVE INCOME(3) ....................             B530              (6,787)            26.b
27.  OTHER EQUITY CAPITAL COMPONENTS(4) ..............................             A130                   0             27.
28.  Total equity capital (sum of items 23 through 27) ...............             3210           8,514,352             28.
29.  Total liabilities, minority interest, and equity capital
     (sum of items 21, 22, and 28) ...................................             3300         141,439,165             29.

Memorandum
To be reported only with the March Report of Condition.

1.   Indicate in the box at the right the number of the STATEMENT below that
     best describes the most comprehensive level of auditing work performed for                                 Number
     the bank by independent external auditors as of any date during 1996...........         RCFD 6724 .........   2         M.1


1 =   Independent audit of the bank conducted in accordance            4.=  Directors' examination of the bank performed by other
      with generally accepted auditing standards by a certified             external auditors (may be required by state chartering
      public accounting firm which submits a report on the bank             authority)

2 =   Independent audit of the bank's parent holding company           5 =  Review of the bank's financial statements by external
      conducted in accordance with generally accepted auditing              auditors
      standards by a certified public accounting firm which
      submits a report on the consolidated holding company             6 =  Compilation of the bank's financial statements by
      (but not on the bank separately)                                      external auditors

                                                                       7 =  Other audit procedures (excluding tax preparation work)

3 =   DIRECTORS' EXAMINATION OF THE BANK CONDUCTED IN                  8 =  No external audit work
      ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS
      BY A CERTIFIED PUBLIC ACCOUNTING FIRM (MAY BE REQUIRED
      BY STATE CHARTERING AUTHORITY)

-----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)  Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(4)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.